Regulatory Matters	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
Regulatory Matters

NOTE 12 – REGULATORY MATTERS

The Company (on a consolidated basis) and Bank are subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s and Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Bank must meet specific capital guidelines that involve quantitative measures of the assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company and Bank to maintain minimum amounts and ratios (set forth in the following table) of Total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital to average assets (as defined). Management believes, as of December 31, 2014 and 2013 that the Company and Bank met or exceeded all capital adequacy requirements to which they are subject.

As of December 31, 2014, the most recent notification from federal and state banking agencies categorized the Bank as “well capitalized” under the regulatory framework for prompt corrective action. To be categorized as “well capitalized” an institution must maintain minimum Total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the following tables. There are no known conditions or events since that notification that Management believes have changed the Bank’s category.

The actual capital amounts and ratios of the Company and Bank as of December 31 are presented in the following tables:

			Minimum		Minimum Required
			Required For		To Be Well Capitalized
			Capital Adequacy		Under Prompt
	Actual		Purposes		Corrective Action

(Dollars in thousands)	Amount	Ratio	Amount	Ratio	Amount	Ratio

2014
Total capital (to risk-weighted assets)
Consolidated	$56,742	13.6%	$33,488	8.0%	$41,861	10.0%
Bank	55,731	13.3	33,464	8.0	41,830	10.0
Tier 1 capital (to risk-weighted assets)
Consolidated	52,353	12.5	16,744	4.0	25,116	6.0
Bank	51,342	12.3	16,732	4.0	25,098	6.0
Tier 1 capital (to average assets)
Consolidated	52,353	8.5	24,602	4.0	30,753	5.0
Bank	51,342	8.4	24,597	4.0	30,746	5.0

2013
Total capital (to risk-weighted assets)
Consolidated	$53,268	13.6%	$31,416	8.0%	$39,270	10.0%
Bank	52,458	13.4	31,392	8.0	39,240	10.0
Tier 1 capital (to risk-weighted assets)
Consolidated	48,357	12.3	15,708	4.0	23,562	6.0
Bank	47,558	12.1	15,696	4.0	23,544	6.0
Tier 1 capital (to average assets)
Consolidated	48,357	8.2	23,550	4.0	29,438	5.0
Bank	47,558	8.1	23,544	4.0	29,430	5.0

The Company’s primary source of funds with which to pay dividends are dividends received from the Bank. The payment of dividends by the Bank to the Company is subject to restrictions by its regulatory agencies. These restrictions generally limit dividends to current year net income and prior two-years’ net retained earnings. Also, dividends may not reduce capital levels below the minimum regulatory requirements disclosed in the prior table. Under these provisions, at January 1, 2015, the Bank could dividend $9.5 million to the Company. The Company does not anticipate the financial need to obtain regulatory approval due to its current cash balances and ability to access the credit markets. Federal law prevents the Company from borrowing from the Bank unless loans are secured by specific obligations. Further, such secured loans are limited to an amount not exceeding ten percent of the Bank’s common stock and capital surplus.